                                                                   EXHIBIT 10.07


                                                                  EXECUTION COPY
                                                                  --------------



                              SECURITY AGREEMENT

                            Dated November 23, 1994

                                 by and among

                             WIGS BY PAULA, INC.,

                             WESTERN SCHOOLS, INC.

                                      and

                      ROYAL ADVERTISING & MARKETING, INC.

                                  as Grantor,
                                  ----------

                                      and

                          BANQUE NATIONALE DE PARIS,

                               NEW YORK BRANCH,

                                   as Agent
                                   --------

                            T A B L E  O F  C O N T E N T S
                            --------------------------------
                                                                                     Page
                                                                                     ----

SECTION 1.  Grant of Security......................................................   2

SECTION 2.  Security for Obligations...............................................   5

SECTION 3.  Grantor Remains Liable.................................................   5

SECTION 4.  Delivery of Security Collateral and Account Collateral.................   5

SECTION 5.  Maintaining the L/C Cash Collateral Account and Blocked Accounts.......   5

SECTION 6.  Investing of Amounts in the L/C Cash Collateral Account................   6

SECTION 7.  Release of Amounts.....................................................   7

SECTION 8.  Representations and Warranties.........................................   7

SECTION 9.  Further Assurances.....................................................   9

SECTION 10.  As to Equipment and Inventory.........................................  10

SECTION 11.  Insurance.............................................................  11

SECTION 12.  Place of Perfection; Records; Collection of Receivables...............  12

SECTION 13.  Voting Rights; Dividends; Etc.........................................  12

SECTION 14.  As to the Assigned Agreements.........................................  14

SECTION 15.  Transfers and Other Liens; Additional Shares..........................  15

SECTION 16.  The Agent Appointed Attorney-in-Fact..................................  15

SECTION 17.  The Agent May Perform.................................................  16

SECTION 18.  The Agent's Duties....................................................  16

SECTION 19.  Remedies..............................................................  17

SECTION 20.  Indemnity and Expenses................................................  18


SECTION 21.  Security Interest Absolute............................................  19

SECTION 22.  Amendments; Waivers; Etc..............................................  20

SECTION 23.  Notices; Etc..........................................................  20

SECTION 24.  Continuing Security Interest; Assignments Under the Credit Agreement..  21

SECTION 25.  Release and Termination...............................................  21

SECTION 26.  The Mortgages.........................................................  22

SECTION 27.  Governing Law; Terms..................................................  22

                                   SCHEDULES
                                   ---------


Schedule I    --     Pledged Shares and Pledged Indebtedness
Schedule II   --     Locations of Equipment and Inventory
Schedule III  --     Trade Names
Schedule IV   --     Deposit Accounts
Schedule V    --     Assigned Agreements


                                    EXHIBITS
                                    --------

Exhibit A     --     Form of Security Agreement Supplement
Exhibit B     --     Form of Consent and Agreement
Exhibit C     --     Form of Blocked Account Letter

                               SECURITY AGREEMENT


          SECURITY AGREEMENT dated November 23, 1994 made by and among WIGS BY PAULA, INC., a Massachusetts corporation with an office at 21 Bristol Drive, South Easton, MA 02375 (the "Borrower"), WESTERN SCHOOLS, INC. a California
                             --------
corporation with an office at 7840 El Cajon Blvd., La Mesa, CA 91941

("Western"), ROYAL ADVERTISING & MARKETING, INC., a Massachusetts corporation
  -------
with an office at 21 Bristol Drive, South Easton , MA 0275 ("Royal") (the
                                                             -----
Borrower, Western, Royal and the Additional Grantors (as defined in Section 23) being, collectively, the "Grantor") to Banque Nationale de Paris, New York
                          -------
Branch ("BNP"), as agent (together with any successor agent appointed pursuant
         ---
to Article VII of the Credit Agreement (as hereinafter defined), the "Agent")
                                                                      -----
for the Lenders and the Issuing Bank under the Credit Agreement and as custodian for the Hedge Banks (as hereinafter defined).

PRELIMINARY STATEMENTS:

          (1) The Lenders, the Issuing Bank and Agent have entered into a Credit Agreement dated as of November 23, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; the capitalized terms
                                 ----------------
defined therein, and not otherwise defined herein, being used herein as therein defined) with the Borrower.

          (2) The Grantor is the owner of the shares of stock, and of the warrants, rights and options to acquire the shares of stock (collectively, the

"Pledged Shares"), described opposite the Grantor's name on Part A of Schedule I
- ---------------
hereto and issued by the corporations named therein and of the indebtedness (the "Pledged Indebtedness") described opposite the Grantor's name on Part B of
 --------------------
Schedule I hereto and issued by the obligors named therein.

          (3) The Borrower has opened a non-interest bearing cash collateral account (the "L/C Cash Collateral Account") with the Agent at its offices at 499
              ---------------------------
Park Avenue, New York, New York 10022, Account No. 20178600052, in the name of the Borrower but under the sole dominion and control of the Agent and subject to the terms of this Agreement.

          (4) The Borrower may invest in Hedge Agreements (such Hedge Agreements being, collectively, the "Secured Hedge Agreement") with one or more Lenders (such Lenders being, collectively, the "Hedge Banks") to obtain the protection required by Section 5.01(n) of the Credit Agreement against fluctuations in certain interest rates.

          (5) It is a condition precedent to the making of Advances by the Lenders under the Credit Agreement and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement that the Grantor shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and the Issuing Bank to issue Letters of Credit, the Grantor hereby agrees with the Agent for its benefit and the ratable benefit of the Issuing Bank, the Lenders and the Hedge Banks as follows:

          SECTION 1.  Grant of Security.  The Grantor hereby assigns and pledges
                      -----------------
to the Agent for its benefit and the ratable benefit of the Issuing Bank and the Lenders and the Hedge Banks, and hereby grants to the Agent for its benefit and the ratable benefit of the Lenders and the Hedge Banks, a security interest in the following (collectively, the "Collateral"):
                                  ----------

          (a) all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all equipment in all of its forms, wherever located, now or hereafter existing, all fixtures and all parts thereof and all accessions thereto (any and all such equipment, fixtures, parts and accessions being the "Equipment");
                                     ---------

          (b) all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all inventory in all of its forms, wherever located, now or hereafter existing (including, but not limited to, all (i) raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture or production thereof,
     (ii) goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed by the Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");
                                                              ---------

          (c) all of the Grantor's right, title and interest, whether now owned or hereafter acquired, in and to all accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles (other than the proceeds from the "key man" life insurance policies covering Stephen O'Hara and Stephen Bock pursuant to Section 16 of the Employment Agreements) and other obligations of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e), (f) or (g) below, being the "Receivables", and any and all
                                                   -----------
     such leases, security agreements and other contracts being the "Related
                                                                     -------
     Contracts");
     ---------

          (d) all of the following (collectively, the "Security Collateral"):
                                                       -------------------

               (i) the Pledged Shares (preferred and common) and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

               (ii) the Pledged Indebtedness, all subordinated notes and the instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness;

               (iii) all additional shares of stock (preferred and common) and all additional warrants, rights or options to acquire shares of stock, from time to time acquired by the Grantor in any manner, and the certificates representing such additional shares and such additional warrants, rights or options and all dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares or such additional warrants, rights or options;

               (iv) all additional indebtedness and all subordinated notes from time to time held by the Grantor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional promissory notes and debt instruments;

               (v) all of the Borrower's right, title and interest in and to the agreements listed on Schedule V, as such agreements may be amended or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of the Borrower to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of the Borrower for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of the Borrower to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral"); and
                                     --------------------

          (e) all of the following (collectively, the "Account Collateral"):
                                                       ------------------

               (i) the L/C Cash Collateral Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the L/C Cash Collateral Account;

               (ii) all other deposit accounts of the Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

               (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

               (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Agent for or on behalf of the Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and

               (v) all interest, dividends, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

          (f) all of the Grantor's right title and interest, whether now owned or hereafter acquired, in and to all intellectual property, patents, patent applications, tradenames, copyrights, trademarks, trade dress, customer lists, marketing materials and data; and

          (g) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (f) of this Section 1) and, to the extent not otherwise included, all proceeds of any and all of the foregoing Collateral in the form of (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

          SECTION 2.  Security for Obligations.  The pledge, assignment and
                      ------------------------
security interest granted under this Agreement by the Grantor secure the payment of all Obligations of the Grantor now or hereafter existing under this Agreement and each other Loan Document and the Secured Hedge Agreements, whether for principal, interest, premiums, fees, expenses or otherwise (all such Obligations being the "Secured Obligations"). Without limiting the generality of the
           -------------------
foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to the Agent, any Lender or the Issuing Bank under the Loan Documents or to the Hedge Banks under the Secured Hedge Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Grantor.

          SECTION 3.  Grantor Remains Liable.  Anything herein to the contrary
                      ----------------------
notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and
(c) none of the Agent, the Lenders, the Issuing Bank or the Hedge Banks shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Agent, any Lender, the Issuing Bank or any Hedge Bank be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

          SECTION 4.  Delivery of Security Collateral and Account Collateral.
                      ------------------------------------------------------
All certificates and instruments representing or evidencing Security Collateral or Account Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, if an Event of Default shall have occurred and be continuing and the Grantor shall have received notice thereof from the Agent, to transfer to or register in the name of the Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 13(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

          SECTION 5.  Maintaining the L/C Cash Collateral Account and Blocked
                      -------------------------------------------------------
Accounts.  So long as any Advance shall remain unpaid, any Letter of Credit
- --------
shall be outstanding, any Lender or the Issuing Bank shall have any Commitment under the Credit

Agreement or any Hedge Bank shall have any obligation under any Secured Hedge
Agreement:

          (a) The Borrower shall maintain the L/C Cash Collateral Account with BNP.

          (b) It shall be a term and condition of the L/C Cash Collateral Account, notwithstanding any term or condition to the contrary in any other agreement relating to the L/C Cash Collateral Account, and except as otherwise provided in Section 7 and Section 19, that no amount (including, without limitation, interest on Collateral Investments) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Borrower or any other Person from the L/C Cash Collateral Account.

          (c) The Borrower shall maintain deposit accounts (the "Blocked
                                                                 -------
     Accounts") other than (i) the accounts used by the Borrower and its
     --------
     Subsidiaries solely to pay the salaries and bonuses of their employees in the ordinary course of business (such other accounts being the "Payroll
                                                                     -------
     Accounts") and (ii) the accounts in which the Grantor maintains a zero
     --------
     balance as at the close of each Business Day (the "Zero Balance Accounts")
                                                        ---------------------
     only with banks ("Blocked Banks") that (x) have entered into letter
                       -------------
     agreements in substantially the form of Exhibit C with the Borrower and the Agent ("Blocked Account Letters") or (y) that are located in the State of
             -----------------------
     California.

          (d) The Borrower shall immediately deposit all monies received for any reason from each Person obligated at any time to make any payment to the Borrower for any reason (an "Obligor") in a Blocked Account.
                                  -------

          (e) Upon any termination of any Blocked Account or other agreement with respect to the maintenance of a Blocked Account by the Borrower or any Blocked Account Bank, the Borrower shall immediately notify all Obligors that were making payments to such Blocked Account to make all future payments to another Blocked Account. Upon a Default, the Borrower agrees to terminate any or all Blocked Accounts and Blocked Account Letters upon request by the Agent.

The L/C Cash Collateral Account shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or governmental authority, as are in effect from time to time.

          SECTION 6.  Investing of Amounts in the L/C Cash Collateral Account.
                      -------------------------------------------------------
If requested by the Borrower, the Agent shall, subject to the provisions of
Section 7 and Section 19, from time to time invest:

          (a) amounts on deposit in the L/C Cash Collateral Account in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not be unreasonably withheld; and

          (b) invest interest paid on the Cash Equivalents referred to in subsection (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case in such Cash Equivalents in the name of the Agent as the Borrower may select and the Agent may approve, which approval shall not be unreasonably withheld (the Cash Equivalents referred to in subsection (a) above and in this subsection
     (b) being, collectively, "Collateral Investments").
                               ----------------------

Interest and proceeds that are not invested or reinvested in Collateral Investments as provided above shall be deposited and held in the L/C Cash Collateral Account.

          SECTION 7.  Release of Amounts.  Upon the request of the Borrower, so
                      ------------------
long as no Default shall have occurred and be continuing, the Agent shall pay and release to the Borrower or at its order and at the request of the Borrower, all amounts in excess of any amounts required to be maintained in the L/C Cash Collateral Account pursuant to the Credit Agreement.

          SECTION 8.  Representations and Warranties.  The Grantor represents
                      ------------------------------
and warrants as to itself and its Collateral as follows:

          (a) All of the Equipment and Inventory (except such Equipment and Inventory which are in transit or otherwise off such premises in the ordinary course of business) are located at one or more of the locations specified beneath the Grantor's name on Schedule II hereto. The place of business of the Grantor or, if the Grantor has more than one place of business, the chief executive office of the Grantor, and the office where the Grantor keeps its records concerning the Receivables and all originals of all chattel paper that evidence its Receivables, are located at the address listed below the name of the Grantor on the signature pages hereof or, in the case of any Additional Grantor, at the address listed below the name of such Additional Grantor on its Security Agreement Supplement. None of the Receivables or Agreement Collateral is represented or evidenced by a promissory note or other instrument.

          (b) The Grantor is the legal and beneficial owner of the Collateral in which it is granting a security interest free and clear of any Lien, except for (i) the pledge, assignment and security interest created by this Agreement and (ii) Liens expressly permitted under Section 5.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the

     Collateral is on file in any recording office, except (A) such as may have been filed in favor of the Agent relating to this Agreement or the other Collateral Documents or (B) for which the Agent has received termination statements (Form UCC-3 or a comparable form), duly executed and in proper form for filing, which termination statements shall be properly filed on or immediately following the date of the initial borrowing and (c) Liens expressly permitted under Section 5.02(a) of the Credit Agreement. All of the trade names of the Grantor are set forth below its name on Schedule III hereto.

          (c) The Grantor has exclusive possession and control of all of its Equipment and Inventory (except such Equipment and Inventory which are in transit or otherwise off such premises in the ordinary course of business).

          (d) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable. The Pledged Indebtedness has been duly authorized, authenticated or issued and delivered and is the legal, valid and binding obligation of the issuers thereof; and neither the Grantor or any of its Subsidiaries party to the Pledged Indebtedness is in default thereunder.

          (e) The Pledged Shares constitute the percentage of the issued and outstanding shares of stock, and/or warrants, rights or options to acquire shares of stock, of the issuers thereof indicated on Part A of Schedule I hereto. The Pledged Indebtedness is outstanding in the principal amount indicated on Part B of Schedule I hereto.

          (f) The Assigned Agreements, true and complete copies of which have been furnished to each Lender, have been duly authorized, executed and delivered by all parties thereto, have not been amended or otherwise modified, are in full force and effect and are binding upon and enforceable against all parties thereto in accordance with their terms. There exists no default under any Assigned Agreement by any party thereto. Each party to the Assigned Agreements other than the Borrower has executed and delivered to the Borrower a consent, in substantially the form of Exhibit B, to the assignment of the Agreement Collateral to the Agent pursuant to this Agreement.

          (g) The Borrower has no deposit accounts other than the Blocked Accounts, the Payroll Accounts and the Zero Balance Accounts listed on
     Schedule IV.

          (h) This Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral, except as set forth in Section 5(c) of this Agreement (subject to the Liens expressly permitted under

     Section 5.02(a) of the Credit Agreement), securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly made within three Business Days of the date hereof.

          (i) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by the Grantor of the assignment and security interest granted hereby, the pledge by the Grantor of the Security Collateral pursuant hereto or the execution, delivery or performance of this Agreement by the Grantor, (ii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment or security interest) or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally), in each case other than the filing of financing and continuation statements under the Uniform Commercial Code, which financing statements will have been duly filed within three Business Days of the date hereof, the filing of termination statements under the Uniform Commercial Code, which termination statements shall be filed on or immediately after the date of the initial Borrowing, and the filing of the Trademark, Patent and Copyright Security Agreement in the U.S. Patent and Trademark Office, which shall be duly filed on or immediately after the date of the initial Borrowing.

          (j) The Inventory of the Grantor has been produced by the Grantor in compliance with all requirements of the Fair Labor Standards Act.

          SECTION 9.  Further Assurances.  (a)  The Grantor agrees that from
                      ------------------
time to time, at its own expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Agent may deem desirable and may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor shall promptly: (i) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables, each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be represented or evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent hereunder such note, instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or as the Agent may deem desirable and may reasonably request in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

          (b) The Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) The Grantor shall furnish to the Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          SECTION 10.  As to Equipment and Inventory.  (a)  The Grantor shall
                       -----------------------------
keep its Equipment and Inventory (other than Equipment or Inventory in transit or Inventory sold in the ordinary course of business) at the locations specified therefor in Section 8 or, upon 30 days prior notice to the Agent, at such other locations in a jurisdiction where all action required by Section 9 shall have been taken with respect to such Equipment and Inventory.

          (b) The Grantor shall take all reasonable steps customary for companies in similar businesses to cause the Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted, and shall promptly, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end in accordance with Section 11(b). The Grantor shall promptly furnish to the Agent a statement respecting any loss or damage to any of the Equipment that would be reasonably likely to impair the value of the Collateral in any material respect.

          (c) The Grantor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory, other than to the extent not required to be paid under Section 5.01(b) of the Credit Agreement. In producing the Inventory, the Grantor shall comply with all applicable requirements of the Fair Labor Standards Act.

          (d) The Grantor, promptly upon the reasonable request of the Agent, shall furnish to the Agent a report detailing changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

          (e) The Grantor, promptly upon the reasonable request of the Agent, shall deliver to the Agent such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

          SECTION 11.  Insurance.  (a)  The Grantor shall, at its own expense,
                       ---------
maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as is usually carried by companies engaged in similar businesses. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and the Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $100,000 per occurrence) to be paid directly to the Agent. The Grantor shall use its best efforts to ensure that each such policy shall in addition (i) name the Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by the Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior notice of cancellation or of lapse shall be given to the Agent by the insurer. The Grantor shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Furthermore, the Grantor shall, at the request of the Agent, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of Section 9 and shall cause the insurers to acknowledge notice of such assignment.

          (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to any Equipment or Inventory when subsection (c) of this Section 11 is not applicable, the Grantor shall exercise reasonable business judgment in determining whether repairs to or replacements of such Equipment or Inventory are necessary or desirable in the ordinary course of business and shall make or cause to be made all such repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by the Grantor pursuant to this Section 11 shall be paid to the Grantor as reimbursement for the costs of such repairs or replacements.

          (c) Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $100,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b).

          SECTION 12.  Place of Perfection; Records; Collection of Receivables.
                       -------------------------------------------------------
(a) The Grantor shall keep its principal place of business and its chief executive office, and the office where it keeps its records concerning the Collateral and all originals of all chattel paper that evidence its Receivables, at the location therefor specified in Section 8(a) or, upon 30 days' prior notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 9 shall have been taken with respect to the Collateral. The Grantor shall hold and preserve such records and chattel paper and shall permit representatives of the Agent at any reasonable time, and upon reasonable notice, and from time to time to examine and make copies of abstracts from such records and chattel paper in accordance with Section 5.01(f) of the Credit Agreement.

          (b) Except as otherwise provided in this subsection (b), the Grantor shall continue to collect, at its own expense, all amounts due or to become due the Grantor under the Receivables. In connection with such collections, the Grantor may take (and, at the Agent's direction, shall take) such action as the Grantor or the Agent may reasonably deem necessary or advisable to enforce collection of the Receivables; provided, however, that the Agent shall have the
                               --------  -------
right at any time, upon the occurrence and during the continuance of an Event of Default and upon notice to the Grantor of its intention to do so, to notify the Obligors under any Receivables of the assignment of such Receivables to the Agent and to direct such Obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent and, upon such notification and at the expense of the Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by any Grantor of the notice from the Agent referred to in the proviso to the immediately preceding sentence, (i) all amounts and proceeds
    -------
(including instruments) received by the Grantor in respect of the Receivables shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement or assignment) and if any Event of Default shall have occurred and be continuing, applied as provided by Section 19(b) and (ii) the Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, release any Obligor thereof, in whole or in part, or allow any credit or discount thereon.

          SECTION 13.  Voting Rights; Dividends; Etc.  (a)  So long as no Event
                       -----------------------------
of Default shall have occurred and be continuing:

          (i) The Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Security Collateral or any part thereof for any purpose not expressly prohibited by the terms of this Agreement, or the other Loan Documents or the Secured Hedge Agreements; provided, however, that the Grantor shall not
                                   --------  -------
     exercise or refrain from exercising any such right if such action or inaction, as the case may be, would be reasonably likely to have a material adverse effect on the value of the Security Collateral or any part thereof.

          (ii) The Grantor shall be entitled to receive and retain any and all dividends, distributions and interest paid in respect of the Security Collateral; provided, however, that any and all
                 --------  -------

                    (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property and assets received or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                    (B) dividends and other distributions paid in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                    (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and, if received by the Grantor, shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of the Grantor and shall be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary endorsement or assignment). The Grantor, promptly upon the request of the Agent, shall execute such documents and do such acts as may be necessary or desirable in the reasonable judgment of the Agent to give effect to this clause (ii). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 13(a) shall be retained by the Agent as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

          (iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to the Grantor all such proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other consensual rights that it is entitled to exercise pursuant to clause (i) of this

     Section 13 and to receive the dividends, distributions or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this
     Section 13.

          (b) If (i) an Event of Default shall have occurred and be continuing, and (ii) the Grantor shall have received notice thereof from the Agent:

          (i) All rights of the Grantor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall be suspended, and in the event such Default is not cured, cease and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall be suspended, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and retain as Security Collateral such dividends, interest payments and other distributions.

          (ii) All dividends, interest payments and other distributions that are received by any Grantor contrary to the provisions of clause (i) of this Section 13(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property and assets or funds of the Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary endorsement or assignment). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 13(b) shall be retained by the Agent as additional Security Collateral hereunder and applied in accordance with the provisions hereof.

          (c) The Agent shall provide notice to the Grantor of any suspension of the rights of the Grantor described in this Section 13 within a reasonable period of time after such suspension.

          SECTION 14.  As to the Assigned Agreements. (a) The Borrower shall at
                       -----------------------------
its expense:

          (i) perform and observe all the terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms and take all such action to such end as may be from time to time requested by the Agent; and

          (ii) furnish to the Agent promptly upon receipt thereof copies of all notices, requests and other documents received by the Borrower under or pursuant to the Assigned Agreements, and from time to time (A) furnish to the Agent such information and reports regarding the Collateral as the Agent may reasonably request and (B) upon request of the Agent make to the other party to any Assigned Agreement such demands and requests for information and reports or for action as the Borrower is entitled to make thereunder.

          (b)  The Borrower shall not:

               (i) cancel or terminate any Assigned Agreement or consent to or accept any cancellation or termination thereof;

               (ii) amend or otherwise modify any Assigned Agreement or give any consent, waiver or approval thereunder;

               (iii) waive any default under or breach of any Assigned
Agreement;

               (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any Assigned Agreement, except as expressly provided therein; or

               (v) take any other action in connection with any Assigned Agreement that would impair the value of the interest or rights of the Borrower thereunder or that would impair the interest or rights of the Agent.

          SECTION 15.  Transfers and Other Liens; Additional Shares.  Except as
                       --------------------------------------------
may be required solely to consummate the Merger and the transactions contemplated in connection therewith, (a) the Grantor agrees not (i) to sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for dispositions of property and assets expressly permitted under Section 5.02(e) of the Credit Agreement, or (ii) to create or suffer to exist any Lien upon or with respect to any of the Collateral, except for (A) the pledge, assignment and security interest created by this Agreement and (B) Liens expressly permitted under
Section 5.02(a) of the Credit Agreement.

          (b) The Grantor shall (i) cause each issuer of the Pledged Shares over which it can exercise such control not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Grantor, and (ii) pledge to the Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

          SECTION 16.  The Agent Appointed Attorney-in-Fact.  The Grantor hereby
                       ------------------------------------
irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time upon the occurrence and during the continuance of a Default, to take any action and to execute any instrument that may be necessary or that the Agent may deem desirable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11;

          (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (c) to receive, endorse and collect any drafts, instruments, chattel paper and other documents in connection with subsection (a) or (b) above (including, without limitation, all instruments representing any dividend, interest payment or other distribution in respect of the Security Collateral or any part thereof) and give full discharge for the same; and

          (d) to file any claims, to take any action or to institute any proceedings that may be necessary or that the Agent may deem desirable for the collection of any of the Collateral or otherwise to the rights of the Agent with respect to any of the Collateral.

          SECTION 17.  The Agent May Perform.  If any Grantor fails to perform
                       ---------------------
any agreement contained herein, the Agent, upon notice to the Grantor, may itself perform, or cause the performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor under
Section 21(b).

          SECTION 18.  The Agent's Duties.  The powers conferred on the Agent
                       ------------------
hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the safe custody and preservation of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent, any Lender, or the Issuing Bank, any Existing Issuing Bank or any Hedge Bank has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which BNP accords its own property of like tenor.

          SECTION 19.  Remedies.  If any Event of Default shall have occurred
                       --------
and be continuing:

          (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "New York
                                                                      --------
Uniform Commercial Code"), whether or not the New York Uniform Commercial Code
- -----------------------
applies to the affected Collateral, and also may (i) require the Grantor to, and the Grantor hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale, without further notice, may be made at the time and place to which it was so adjourned.

          (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Agent for its benefit, the ratable benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks against all or any part of the Secured Obligations, in the following manner:

               (i) first, to the Agent for any amounts owing to the Agent
                   -----
     pursuant to Section 21 hereof, Section 8.04 of the Credit Agreement or otherwise under the Loan Documents;

               (ii)  second, to the Issuing Bank for any amounts owing to the
                     ------
     Issuing Bank (other than any Letter of Credit Advances which have been assigned to the Revolving Credit Lenders in accordance with Section 2.03(c) of the Credit Agreement), ratably in accordance with the aggregate amount owing to the Issuing Bank, pursuant to Section 2.03 or 8.04 of the Credit Agreement or otherwise under the Loan Documents; and

          (iii)   third, to the Lenders for any amounts owing to the Lenders
                  -----
     under the Loan Documents and to the Hedge Banks for any amounts owing to the Hedge Banks under the Secured Hedge Agreements, ratably in accordance with the aggregate amount of each Facility (allocated, in the case of the Term Advances, to the principal repayment installments thereof in inverse order of maturity) and such amounts owing to each Hedge Bank at such time.

     In determining the amounts owing to the Hedge Banks under the Secured Hedge Agreements, the Agent shall be entitled to rely, and be fully protected in relying, upon the Agreement Values of the Secured Hedge Agreements. The term "Agreement Value" means, with respect to any Secured Hedge Agreement at any date of determination, the amount, if any, that would be payable to the Hedge Bank in respect of any "agreement value" under such Secured Hedge Agreement as though such Secured Hedge Agreement were terminated on such date, calculated as provided in the International Swap Dealers Association, Inc. Standard Form of Interest Rate and Currency Exchange Agreement, 1987 Edition. Each determination of Agreement Value shall be made by the Agent in good faith and in reliance on any information (including information provided by such Hedge Bank) that it believes accurate, but without any obligation to verify such information. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Secured Obligation shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

          (c) The Agent may exercise any and all rights and remedies of the Grantor in respect of the Collateral, including, without limitation, any and all rights of any Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Collateral.

          (d) All payments received by any Grantor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement or assignment).

          (e) The Agent may, without notice to any Grantor, except as required by law, and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the L/C Cash Collateral Account, or any part thereof.

          SECTION 20.  Indemnity and Expenses.  (a)  The Grantor jointly and
                       ----------------------
severally agrees to indemnify the Agent, each Lender, the Issuing Bank and each Hedge

Bank and each of their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims,
                    -----------------
losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, losses or liabilities are found in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

          (b) The Grantor jointly and severally agrees to pay to the Agent, upon demand, the amount of any and all reasonable expenses (including, without limitation, the reasonable and documented fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent, any Lender, the Issuing Bank or any Hedge Bank hereunder or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

          SECTION 21.  Security Interest Absolute. The obligations of the
                       --------------------------
Grantor under this Agreement are independent of the Secured Obligations, and a separate action or actions may be brought and prosecuted against the Grantor to enforce this Agreement, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. All rights of the Agent and the pledge, assignment and security interest hereunder, and all obligations of the Grantor hereunder, shall be absolute and unconditional, irrespective of:

          (a) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any of its subsidiaries or otherwise;

          (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

          (d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of its subsidiaries;

          (e) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its subsidiaries; or

          (f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantor or a third party grantor of a security interest.

          SECTION 22.  Amendments; Waivers; Etc.  (a)  No amendment or waiver of
                       ------------------------
any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) No failure on the part of the Agent, any Lender, the Issuing Bank or any Hedge Bank to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each, a

"Security Agreement Supplement"), (i) such Person shall be referred to as an
- ------------------------------
"Additional Grantor" and shall be and become a Grantor, and each reference in
- -------------------
this Agreement to "Grantor" shall also mean and be a reference to such
                   -------
Additional Grantor and (ii) the supplements attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through IV hereto, as appropriate, and the Agent may attach such supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

          SECTION 23.  Notices; Etc.  All notices and other communications
                       ------------
provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed or delivered,
(a) if to any Grantor, addressed to it at the address set forth below the name of the Grantor on the signature pages hereof (or, in the case of any Additional Grantor, at the address set forth below the name of such Additional Grantor on the signature page of its Security Agreement Supplement), (b) if to the Agent, any Lender, the Issuing Bank or any Hedge Bank, addressed to it at its address set forth in Section 8.02 of the Credit Agreement or (c) or as to any party at such other address as shall be designated by such party in a notice to each other party complying as to delivery with the terms of this Section 24. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, transmitted by telecopier, delivered to the telegraph company or confirmed by telex answerback, respectively, addressed as aforesaid.

          SECTION 24.  Continuing Security Interest; Assignments Under the
                       ---------------------------------------------------
Credit Agreement. This Agreement shall create a continuing security interest in
- ----------------
the Collateral and shall (a) remain in full force and effect until the later of
(i) the cash payment in full of the Secured Obligations and (ii) the Termination Date, (b) be binding upon the Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and be enforceable by, the Agent, the Lenders, the Issuing Bank, the Hedge Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

          SECTION 25.  Release and Termination.  (a)  Upon any sale, lease,
                       -----------------------
transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Agent shall, at the appropriate Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at
                                                 --------  -------
the time of such request and such release, no Default shall have occurred and be continuing, (ii) the Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Agent and a certification by the Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent in accordance with the requirements of
Section 2.06 of the Credit Agreement.

          (b) Upon the later of (i) the cash payment in full of the Secured Obligations and (ii) the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the appropriate Grantor. Upon any such termination and reversion, the Agent shall, at the appropriate Grantor's expense, return to the Grantor such of the Collateral of the Grantor in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination and reversion.

          SECTION 26.  The Mortgages.  In the event that any of the Collateral
                       -------------
hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

          SECTION 27.  Governing Law; Terms.  This Agreement shall be governed
                       --------------------
by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or the remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the New York Uniform Commercial Code are used herein as therein defined.

          IN WITNESS WHEREOF, the Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    THE GRANTOR
                                    -----------


                                    WIGS BY PAULA, INC.



                                    By   /s/ Steven L. Bock
                                      -----------------------------
                                      Name: Steven L. Bock
                                      Title: CEO


                                    WESTERN SCHOOLS, INC.



                                    By    /s/ Steven L. Bock
                                      -------------------------------
                                      Name: Steven L. Bock
                                      Title: CEO


                                    ROYAL ADVERTISING & MARKETING, INC.



                                    By    /s/ Steven L. Bock
                                      ---------------------------------
                                      Name: Steven L. Bock
                                      Title: CEO

                                    THE AGENT
                                    ---------


                                    BANQUE NATIONALE DE PARIS, NEW YORK BRANCH



                                    By
                                       ----------------------------------
                                       Name:
                                       Title:



                                    By
                                       ----------------------------------
                                       Name:
                                       Title:

                               SCHEDULE I TO THE
                               SECURITY AGREEMENT

                    PLEDGED SHARES AND PLEDGED INDEBTEDNESS

                                     PART A
                                     ------


                                                                                       Percentage of
                                                               Stock       Number       Issued and
                                          Class of   Par    Certificate      of         Outstanding
      Owner                Issuer          Stock    Value     No(s).       Shares      Shares of Issuer
- ------------------  --------------------  --------  ------    --------    -------      -----------------
1.  SC                Western Schools      Common     $.01        2         100               100%
    Corporation       Holdings, Inc.

2.  Western           Western Schools      Common     No           7         300               100%
    Schools                                           par
    Holdings,                                        value
    Inc.

3.  SC                Western Schools      Common     No           8         300               100%
    Corporation                                       par
                                                     value

4.  SC                Wigs By Paula, Inc.  Common     No           2         100               100%
    Corporation                                       par
                                                     value

5.  Wigs by             Eva Gabor          Common     $.01         17      5,461               100%
    Paula, Inc.         International,
                        Inc.




                                              PART B
                                              ------


                                   Description             Debt                                 Outstanding
                 Issuer of             of               Certificate                              Principal
 Pledgor        Indebtedness        Indebtedness            Nos.            Final Maturity         Amount
- ---------      --------------      --------------       ------------        --------------      -------------
                                                NONE



                               SCHEDULE II TO THE
                               SECURITY AGREEMENT


                      LOCATIONS OF EQUIPMENT AND INVENTORY


1.   Wigs by Paula's equipment and inventory are located at:

          21 Bristol Drive
          South Easton, MA  02375

          and

          61 Norfolk Drive
          South Easton, MA  02375

2.   Western Schools, Inc.'s equipment and inventory are located at:

          7840 El Cajon Blvd.
          La Mesa, CA  91941

                              SCHEDULE III TO THE
                               SECURITY AGREEMENT


                                  TRADE NAMES

WIGS BY PAULA, INC.

Wigs by Paula, Inc. currently owns trademarks for:

US Trademarks                    Number
- ---------------------            ---------
1.  Paula Young                    1341870
2.  Celebrity Secrets            1,853,184

Canadian Trademarks              Number
- ---------------------            ---------
1.  Wigs by Paula/Paula Young    392042


Hallstone Products, Ltd. is a recorded user on the Canadian trademark.

Additionally, we are in the process of obtaining trademarks for:

            1.  Especially yours
            2.  A Touch of Class
            3.  Christine Jordan

            Especially Yours and A Touch of Class are in the trademark search process and we expect to own those in the near future.

            The Christine Jordan (CJ) trademark process will take longer to acquire, as it is a regular name.

            Wigs by Paula regularly registers copyrights for its periodic catalog advertising with the Copyright Office.

WESTERN SCHOOLS

    Trademark                             Number
    -----------------------------------   -------
1.  Western Schools (TM)                  1699003
2.  Western Schools (SM)                  1643051
3.  'W' and Design (TM)                   1678470
4.  'W' and Design (SM)                   1652660
5.  California - Western Schools (TM)      037549
6.  California - Western Schools (SM)      036679
7.  California - 'W' and Design (TM)       093041
8.  California - 'W' and Design (SM)       037550
9.  Instant CPE Service (SM)
10.  Nurses' Bookshelf (TM)
11.  Coursefinder (TM)
12.  Renewal Express (SM)

 .    Western Schools regularly registers copyrights for its periodic advertising catalogs with the Copyright Office.

 .    Western Schools regularly registers copyrights for its publications in the fields of nursing, real estate, and CPA's with the Copyright Office. Western Schools has 80 titles copyrighted.

 .    Western Schools is currently licensee under agreements to reprint four books copyrighted by their authors, for which royalties are paid.

 .    Western Schools is licensor under an agreement which allows Real Estate
     License Services of San Diego, CA to reprint certain Western Schools real estate books, for which a royalty is paid.

 .    Western Schools is licensor under an agreement which allows University of
     Missouri, Columbia, MO to reprint certain Western Schools nursing books, for which royalty is paid.

                               SCHEDULE IV TO THE
                               SECURITY AGREEMENT


                                DEPOSIT ACCOUNTS

                          L/C CASH COLLATERAL ACCOUNT
                          ---------------------------


    Name of    Name and Address         Account      Account
    Grantor       of Bank                Number       Name
    -------    ----------------          ------      -------


Wigs by        Banque Nationale       20178600052    Wigs by
Paula, Inc.    de Paris, Inc.                        Paula, Inc
               New York Branch
               499 Park Avenue
               New York, NY  10022

                             OTHER DEPOSIT ACCOUNTS
                             ----------------------

Name of Deposit      Name and Address    Account
Name Holder              of Bank         Number          Account Name
- -------------------  ----------------  -----------  -----------------------

SC Corp.             Fleet Bank         9357706808  SC Funding
Wigs by Paula        1300 Belmont St.  93577066373  Deposit Account*
SC Corp.             Brockton, MA       9363160899  Target Balance
Wigs by Paula                           9363564914  Tax Account*
SC Corp.                                9357706656  Interest Escrow*
SC Corp.                                9356964899  Deposit Account

Wigs by Paula        As above           9357706779  Payroll Account*
SC Corp.                                9356964864  Payroll Account

Wigs by Paula        As above           9357705741  Operating Account (ZBA)
Wigs by Paula                           9357706381  Refund Account (ZBA)*
Royal Advertising                       9363564906  Operating Account (ZBA)
SC Corp.                                9363564893  Operating Account (ZBA)

______________________
* SC Corporation, Wigs by Paula, Inc., and Western Schools, Inc. anticipate closing these accounts that were either opened for bankruptcy requirement reasons only, or will have to be closed due to the SC Corporation/Wigs by Paula, Inc. company merge process.

Additionally, Western Schools, Inc. anticipates making their operating account a ZBA.


Name of Deposit      Name and Address   Account
Account Holder           of Bank         Number          Account Name
- -------------------  ----------------  ----------  ------------------------

SC Corp.                               9356964928  Operating Account (ZBA)
SC Corp.                               9356964901  Refund Account (ZBA)

Wigs by Paul         Rockland Trust       2178338  Operating Account*
Royal Advertising    288 Union St.        3931447  Operating Account*
Wigs by Paula        Rockland, MA         2178346  Refund Account*
Wigs by Paula                             3932125  Deposit Account*

Western Schools      Wells Fargo Bank  4650075096  Operating Account
Western Schools      101 W. Broadway   4650075070  Special Account
Western Schools      San Diego, CA     0650087497  Tax Account*

                                   SCHEDULE V

                              Assigned Agreements
                              -------------------


* Pledge and Security Agreement, dated as of November 11, 1994 between SC Corporation as pledgee and Wigs L.P. as Pledgor





* Added pursuant to Assumption Agreement, dated as of November 11, 1994 of SC Corporation.

                                EXHIBIT A TO THE
                               SECURITY AGREEMENT


                     FORM OF SECURITY AGREEMENT SUPPLEMENT



                                                                __________, 19__



Banque Nationale de Paris,
New York Branch
499 Park Avenue
New York, New York  10022
Attention:  Mr. Richard Cushing


                            Security Agreement dated
                               November __, 1994
                               made by and among
                      the other Grantors party thereto and
                           Banque Nationale de Paris,
                                New York Branch,
                                  as Agent
                       --------------------------------


Gentlemen/Women:

          Reference is made to the above-captioned Security Agreement (as amended, supplemented or otherwise modified from time to time, the "Security
                                                                    --------
Agreement").  Unless otherwise defined herein, terms defined in the Security
- ---------
Agreement are used herein as therein defined.

          The undersigned hereby agrees, as of the date first above written, to become an Additional Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Grantor" shall also mean and be a reference to the undersigned.

          The undersigned hereby assigns and pledges to the Agent for its benefit, the ratable benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks and hereby grants to the Agent for its benefit, the ratable benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks, as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired.

          The undersigned has attached hereto supplements to Schedules I through IV to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

          The undersigned hereby makes each representation and warranty set forth in Section 8 of the Security Agreement as to itself and as to its Collateral to the same extent as each other Grantor and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Grantors.

          This letter shall be governed by and construed in accordance with the laws of the State of New York.


                                    Very truly yours,

                                    _________________________,



                                    By____________________________
                                      Title:
                                      Address:

                                   EXHIBIT B


                         FORM OF CONSENT AND AGREEMENT

The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated _______________, 19__ (the "Security Agreement", the terms defined therein being used herein as therein defined) from ____________________ (the "Borrower") to ____________________ as agent (the
"Agent") for the Lenders referred to therein, and hereby agrees with the Agent that:

(a) The Agent shall be entitled to exercise any and all rights and remedies of the Borrower under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

(b) The undersigned will not, without the prior written consent of the Agent,
(i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof, or (ii) amend or otherwise modify the Assigned Agreement.

[In order to induce the Lenders to make Advances under the Credit Agreement, the undersigned repeats and reaffirms for the benefit of the Lenders and the Agent the representations and warranties made in Section _____ of the Assigned Agreement.]

This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, the Lenders and their successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.



IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated: _______________, 19__ [NAME OF OBLIGOR]

By:
Title:

                                   EXHIBIT C



                         FORM OF BLOCKED ACCOUNT LETTER



November __, 1994


Fleet National Bank
________________
________________


                              Wigs By Paula, Inc.
                              -------------------

Gentlemen/women:

Reference is made to deposit account no. __________ into which certain monies, instruments and other properties are deposited from time to time (the "Account")
                                                                       -------
maintained with you by [NAME OF GRANTOR] (the "Company").  Pursuant to the
                                               -------
Security Agreement dated November __, 1994 (the "Security Agreement"), the
                                                 ------------------
Company has granted to Banque Nationale de Paris, New York Branch, as agent (the "Agent") for the Lenders referred to in the Credit Agreement dated as of
 -----
November __, 1994 (the "Credit Agreement") with the Company, a security interest
                        ----------------
in certain property of the Company, including, among other things, the following (the "Account Collateral"): the Account, all funds held therein and all
      ------------------
certificates and instruments, if any, from time to time representing or evidencing the Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Account with you that you agree to this letter agreement.

By signing this letter agreement, you acknowledge notice of, and consent to the terms and provisions of, the Security Agreement and confirm to the Agent that you have received no notice of any other pledge or assignment of the Account. Further, you hereby agree with the Agent that:

          (a) Notwithstanding anything to the contrary in any other agreement relating to the Account, the Account is and will be subject to the terms and conditions of the Security Agreement, will be maintained solely for the benefit of the Agent, will be entitled "Banque Nationale de Paris, New York Branch, as Agent, Re: SC Corporation" and will be subject to written instructions only from an officer of the Agent.

          (b) Upon the written request of the Agent to you, which request shall specify that an "Event of Default" under the Credit Agreement has occurred and is continuing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error), you shall immediately transfer (at the cost and expense of the Company) subject to your usual deposit terms, all funds then or thereafter deposited in the Account by wire transfer to the Agent at 499 Park Avenue, New York, New York 10022, Account No. ________________ Re: SC Corporation.

          (c) From and after the date that the Agent shall have sent to you a written notice (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that an "Event of Default" under the Credit Agreement has occurred and until the date, if any, that the Agent shall have advised you in writing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) no Event of Default is continuing, you shall not honor any withdrawal or transfer from, or any check, draft or other item of payment on, the Account, other than any withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent, and, to the extent of collected funds in the Account, you shall honor each such withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent.

          (d) You will collect mail from the Account on each of your business days at times that coincide with the delivery of mail thereto.

          (e) You will follow your usual operating procedures for the handling of any remittance received in the Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

          (f) You will endorse and process all eligible checks and other remittance items not covered by paragraph (e) and deposit such checks and remittance items in the Account.

          (g) You will maintain a record of all checks and other remittance items received in the Account and furnish to the Agent a monthly statement of the Account.

          (h) You shall furnish to the Agent, promptly upon the reasonable written request of the Agent in each instance, the bank statements and all other information regarding the Account, to the extent the same is provided to the Company, for the period of time specified in such written notice, and the Company hereby authorizes you to furnish same.

          (i) You agree that you will not make, and you hereby waive all of your rights to make, any charge, debit or offset to the Account for any reason whatsoever, and waive any and all liens, whether contractual or provided under law, which you may have or hereafter acquire on the Account or funds therein, in each case, other than any charge, offset, debit or lien in respect of your customary service charges relating to the Account.

          (j) All service charges and fees with respect to the Account shall be payable by the Company, and deposited checks returned for any reason shall not be charged to the Account.

          (k) The Agent shall be entitled to exercise any and all rights of the Company in respect of the Account in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

          This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Agent, the Lenders and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Company and the Agent. Upon such termination you shall close the Account and transfer all funds in the Account to the Borrower. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Agent all funds and other property received in respect of the Account.

          This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                       Very truly yours,

                                       [NAME OF GRANTOR]


                                       By:______________________________
                                          Title:


                                       BANQUE NATIONALE DE PARIS,
                                       NEW YORK BRANCH, as Agent


                                       By:______________________________
                                          Title:


                                       By:_______________________________
                                          Title:

Acknowledged and agreed to as of
the date first above written:

FLEET NATIONAL BANK


By:______________________________
   Title: